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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - NOVEMBER 1, 2005

                                    TXU CORP.
             (Exact name of registrant as specified in its charter)



            TEXAS                      1-12833                 75-2669310


(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                    Identification No.)



            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411

          (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On November 1, 2005, TXU Corp. issued a press release announcing its 2005 third quarter earnings results and distributed a 2005 third quarter Earnings Supplement. Such press release, which includes information on how to access a webcast of the quarterly earnings teleconference with analysts held that day, is furnished herewith as Exhibit 99.1, and such Earnings Supplement is furnished herewith as Exhibit 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibit No.     Description
        -----------     -----------
        99.1            Press release of TXU Corp. announcing its 2005 third
                        quarter earnings results, dated November 1, 2005.

        99.2            2005 Third quarter Earnings Supplement of TXU Corp.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TXU CORP.



                                    By:     /s/  Stan J. Szlauderbach
                                       -----------------------------------------
                                    Name:   Stan J. Szlauderbach
                                    Title:  Senior Vice President and Controller


Dated:  November 1, 2005


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